EXECUTION VERSION
FIRST AMENDMENT TO CREDIT AGREEMENT
This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 12, 2021 (this “First Amendment”), is by and among POOL CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referenced below), and BANK OF AMERICA, N.A., as the Lender.
BACKGROUND
A.    The Borrower, the Guarantors and the Lender are parties to that certain Credit Agreement, dated as of December 30, 2019 (the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement as set forth on Annex I.
B.    The Borrower has requested that the Lender amend the Credit Agreement to make certain revisions to the terms and conditions of the Credit Agreement as specifically set forth in this First Amendment.
NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:
§1.Amendment to Credit Agreement. The Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended in its entirety and replaced with the document attached hereto as Annex I. Any change in the underlying reference rate used in the calculation of interest under the Credit Agreement (including any change to the definition of “Eurodollar Rate” or the addition of the “Adjusted Eurodollar Rate”) if any, will become effective as of the First Amendment Effective Date.
§2.Amendments to Exhibits and Schedules.
(a)Exhibits A, C and D and Schedule 1.01(a). Exhibits A, C and D and Schedule 1.01(a) to the Credit Agreement are hereby amended in their entirety and replaced with the documents attached hereto as Exhibits A, C and D and Schedule 1.01(a) to Annex II.
(b)Schedules 5.12 and 5.20. Schedules 5.12 and 5.20 to the Credit Agreement are hereby deleted in their entirety.
§3.Conditions to Effectiveness. This First Amendment shall become effective as of the date set forth above (the “First Amendment Effective Date”) upon the satisfaction of the following conditions:
(a)the Lender shall have received a counterpart signature page to this First Amendment, duly executed and delivered by the Borrower and each Guarantor;
(b)the Borrower shall have paid in immediately available funds all reasonable invoiced fees and expenses of the Lender’s counsel, Greenberg Traurig, LLP; and

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(c)the representations and warranties set forth in Section 4 of this First Amendment shall be true and correct.
§4.Representations and Warranties. By its execution and delivery hereof, the Borrower represents and warrants to the Lender that, as of the date hereof, and immediately after giving effect to this First Amendment:
(a)    the representations and warranties of the Borrower and each other Loan Party contained in Article II and Article V of the Credit Agreement and in each other Loan Document, or which are contained in any document that has been furnished under or in connection herewith or therewith, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects, and except that for purposes hereof, (x) the representations and warranties contained in Sections 5.15 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (y) any representation and warranty that by its terms is made only as of an earlier date, is true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date;
(b)no event has occurred and is continuing which constitutes a Default or an Event of Default;
(c)(i) the Borrower and each Guarantor has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, (iii) this First Amendment has been duly executed and delivered by each Guarantor, (iv) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower and each Guarantor enforceable in accordance with their respective terms, except in each case, as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state of federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and availability of equitable remedies;
(d)neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the Organization Documents of the Borrower or any of its Subsidiaries or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents; and
(e)no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required to be obtained or made by (i) the Borrower as a condition to the execution, delivery or performance by the

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Borrower of this First Amendment or (ii) any Guarantor as a condition to the acknowledgment by any Guarantor of this First Amendment.
§5.No Other Amendments, etc. Except as expressly provided in this First Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower, the Guarantors or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith.
§6.Guarantor’s Acknowledgment. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived or modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.
§7.Reference to the Credit Agreement. Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This First Amendment shall be a Loan Document.
§8.Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto).
§9.Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Lender (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
§10.Governing Law; Binding Effect. THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE

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OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This First Amendment shall be binding upon the parties hereto and their respective successors and assigns.
§11.Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
§12.ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as of the date first set forth above.

BORROWER:		POOL CORPORATION

	By:	/s/ Melanie Housey Hart
	Name:	Melanie Housey Hart
	Title:	Vice President, Chief Financial Officer & Assistant Secretary
Signature Page to First Amendment to Credit Agreement

GUARANTORS:		SCP DISTRIBUTORS LLC

	By:	/s/ Melanie Housey Hart
	Name:	Melanie Housey Hart
	Title:	Vice President, Chief Financial Officer & Assistant Secretary

SPLASH HOLDINGS, INC.

	By:	/s/ Melanie Housey Hart
	Name:	Melanie Housey Hart
	Title:	Chief Financial Officer and Assistant Secretary

ALLIANCE TRADING, INC.

	By:	/s/ Melanie Housey Hart
	Name:	Melanie Housey Hart
	Title:	President and Secretary

CYPRESS, INC.

	By:	/s/ Melanie Housey Hart
	Name:	Melanie Housey Hart
	Title:	President and Secretary

SUPERIOR POOL PRODUCTS LLC

	By:	/s/ Melanie Housey Hart
	Name:	Melanie Housey Hart
	Title:	Vice President, Chief Financial Officer & Assistant Secretary

SCP INTERNATIONAL, INC.

	By:	/s/ Melanie Housey Hart
	Name:	Melanie Housey Hart
	Title:	Chief Financial Officer and Assistant Secretary

Signature Page to First Amendment to Credit Agreement

POOL DEVELOPMENT LLC

By:	/s/ Melanie Housey Hart
Name:	Melanie Housey Hart
Title:	Chief Financial Officer and Assistant Secretary

HORIZON DISTRIBUTORS, INC.

By:	/s/ Melanie Housey Hart
Name:	Melanie Housey Hart
Title:	Vice President, Chief Financial Officer & Assistant Secretary

POOLFX SUPPLY LLC

By:	/s/ Melanie Housey Hart
Name:	Melanie Housey Hart
Title:	Vice President, Chief Financial Officer & Assistant Secretary
Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Lender

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement